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                                                                 EXHIBIT 10.11.4


                     REGISTRATION RIGHTS JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this "Agreement") is made and entered into as of March 31, 1998, by and among ACSYS, Inc., a Georgia corporation (the "Company"), and the shareholders thereof whose signature appears below (the "New Shareholders").

                                   Premises
                                   --------

         The New Shareholders are shareholders of the Company and as such desire to derive the benefits and burdens associated with being a shareholder of the Company.

         The Company is party to an Amended and Restated Registration Rights Agreement, dated as of September 3, 1997 (as the same may be further amended from time to time, the "Registration Rights Agreement"), with the Company's existing shareholders ("Existing Shareholders") governing certain rights and obligations of the Existing Shareholders as shareholders of the Company, a copy of which has been delivered to the New Shareholders and is attached hereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the New Shareholder hereby agree as follows:

         1. The Company and the New Shareholders agrees that, from and after the purchase of the Company's common stock, no par value per share (the "Company Common Stock"), by virtue of such New Shareholder's execution of this Agreement,
(i) each of the New Shareholders shall, without any further action on the part of the Company or either of the New Shareholders, become parties to the Registration Rights Agreement subject to and bound by all the terms and provisions of the Registration Rights Agreement, (ii) the shares of Company Common Stock received by the New Shareholders in such purchase shall be "Merger Shares" for all purposes under the Registration Rights Agreement, and (iii) each of the New Shareholders shall be a "Shareholder" for purposes of the Registration Rights Agreement.

         2. A legend in substantially the form required by Section 3.2 of the Registration Rights Agreement shall appear on each certificate representing shares of Company Common Stock issued to the New Shareholders pursuant to the purchase of Company Common Stock.
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         IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed by its duly authorized representative as an agreement under seal as of the date first above written.


                                ACSYS, INC.


                                By: /s/ Timothy Mann, Jr.
                                   -----------------------------------------
                                Name:   Timothy Mann, Jr.
                                     ---------------------------------------
                                Title:  Chief Executive Officer
                                      --------------------------------------


                                NEW SHAREHOLDERS:


                                    /s/ Thomas L. Visotsky
                                --------------------------------------------
                                Thomas L. Visotsky


                                    /s/ Jimmy Foshee
                                --------------------------------------------
                                Jimmy Foshee


                                    /s/ Charles E. Greene
                                --------------------------------------------
                                Charles E. Greene





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